Exhibit 99.1

THE SHYFT GROUP APPOINTS JOHN DUNN AS PRESIDENT AND CEO

NOVI, Mich. – October 26, 2023 – The Shyft Group (NASDAQ: SHYF) (“Shyft” or “the Company”), the North American leader in specialty vehicle manufacturing, announced that it has appointed John Dunn, as President and CEO of the Company, effective today. Dunn, who previously served as President of Shyft’s Fleet Vehicles and Services, will also join the Board of Directors. In connection with the Company’s previously announced leadership transition plan, Daryl Adams, current President and CEO, will step down from his role and resign from the Board. Adams will remain with the Company in an advisory capacity for six months to ensure a smooth transition.

"I am proud of how our team has transformed Shyft into an industry leader in our attractive end markets of last-mile delivery and infrastructure,” Adams said. “Since I joined Shyft in 2014, we have demonstrated our ability to execute through changing market conditions while driving operational improvements, investing in innovation, and delivering value to our customers and shareholders. Shyft is well-positioned with a growing roster of innovative brands with strong prospects. I look forward to working closely with John, ensuring a seamless leadership transition.”

“The Shyft Board is pleased to name John as CEO of Shyft following a deliberate and comprehensive succession process,” said James Sharman, Chair of The Shyft Board of Directors. “John is a proven leader with a track record of building and driving high-performing teams. He has extensive experience in manufacturing, operations, product development, and customer relations. We look forward to collaborating with John to deliver shareholder value as we enter the next phase of our transformation.”

“I am honored that the Board has entrusted me to lead Shyft as we accelerate our strategic vision, enhance product quality and innovation, and expand our customer reach,” Dunn said. “I am confident in our team’s resilience and ability to deliver great products across our leading brands, increase shareholder value, and strengthen Shyft’s workplace culture.”

“On behalf of the Board and shareholders, I would like to thank Daryl for his many contributions over nine years at Shyft. Under his tenure, the Company undertook an ambitious business transformation, and we are grateful for his leadership and dedication,” Sharman said.

Dunn joined Shyft in January 2023 as President, Fleet Vehicles and Services. Prior to joining Shyft, he served as President and CEO, Americas for Plastic Omnium, a global frontrunner in mobility solutions with €9.5 billion of revenue in 2022. He previously held various leadership positions at Brose, including President of North America, a global Tier 1 automotive supplier that equips half of the new cars worldwide across its 68 locations. Dunn holds a Master of Science in Industrial Engineering from the University of Wisconsin and a Bachelor of Science in Industrial Engineering from Purdue University.

Third Quarter 2023 Financial Results

The Company also announced today in a separate press release its third quarter 2023 financial results. A conference call and webcast will begin at 8:30 a.m. ET. A listen-only presentation, supporting materials, and replay of the presentation will be available at http://www.theshyftgroup.com/investor-relations/webcasts.

About The Shyft Group

The Shyft Group is the North American leader in specialty vehicle manufacturing, assembly, and upfit for the commercial, retail, and service specialty vehicle markets. Our customers include first-to-last mile delivery companies across vocations, federal, state, and local government entities; the trades; and utility and infrastructure segments. The Shyft Group is organized into two core business units: Shyft Fleet Vehicles and Services™ and Shyft Specialty Vehicles™. Today, its family of brands include Blue Arc™ EV Solutions, Utilimaster®, Royal Truck Body™, DuraMag® and Magnum®, Strobes-R-Us™, Spartan RV Chassis™, Red Diamond™ Aftermarket Solutions, and Builtmore Contract Manufacturing™. The Shyft Group and its go-to-market brands are well known in their respective industries for quality, durability, and first-to-market innovation. The Company employs approximately 4,200 employees and contractors across campuses, and operates facilities in Arizona, California, Florida, Indiana, Maine, Michigan, Missouri, Pennsylvania, Tennessee, Texas, and Saltillo, Mexico. The Company reported sales of $1.0 billion in 2022. Learn more at TheShyftGroup.com.

Forward Looking Statement

This release contains information, including our sales and earnings guidance, all other information provided with respect to our outlook for 2023 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as “believe,” “expect,” “intend,” “potential,” “future,” “may,” “will,” “should,” and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and those described from time to time in our future reports filed with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this release are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this release, whether as a result of new information, future events, or otherwise.

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CONTACTS

MEDIA

Sydney Lepora

Director of Corporate Communications

Sydney.Lepora@theshyftgroup.com

586.413.4112

INVESTORS

Randy Wilson

Vice President, Investor Relations and Treasury

Randy.Wilson@theshyftgroup.com

248.727.3755

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